UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): January 15, 2009

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 21, 2009, Highbury Financial Inc. (“Highbury”) issued a press release attached hereto as Exhibit 99.1 announcing that its Board of Directors approved a Securities Repurchase Program authorizing the use of up to $1,000,000 to acquire shares of Highbury common stock, Highbury warrants or a combination thereof in the open market or in any private transaction, from time to time and in accordance with applicable laws, rules and regulations. As of January 20, 2009, Highbury had 9,118,740 shares of common stock and 13,983,708 warrants outstanding. The Securities Repurchase Program will be in effect until December 31, 2009 and may be suspended, from time to time and in accordance with applicable laws, rules and regulations, for business reasons or for other reasons.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company dated January 21, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

	By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President & Chief Financial Officer

Date: January 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated January 21, 2009.